Exhibit 10.5


                           CHERRY HILL AT EL RANCHO LP
                       19501 Biscayne Boulevard, Suite 400
                               Aventura, FL 33180



                                  June 16, 2004



ORION CASINO CORPORATION
c/o ITG Vegas, Inc.
One East 11th Street, Suite 500
Riviera Beach, FL  33404
Attention:  Mr. Francis W. Murray

Dear Fran:

This letter is intended to confirm our understanding with respect to (i) Orion Casino Corporation's ("Orion") use of certain aircraft, and (ii) Cherry Hill at El Rancho LP's ("CHER") agreement to reimburse Orion for one-half of the costs of the $5 million loan made to Orion which was facilitated by CHER.

CHER will make arrangements with Jeffrey Soffer and/or his affiliate to allow Orion or its designee to use one of such affiliate's aircraft for up to 64 hours of flight time within two (2) years from the date of this letter agreement.
Orion's use of the aircraft shall not extend over more than seven (7) consecutive days. Orion acknowledges that it has already used 21.2 hours of the 64 hours of flight time permitted hereunder.

On the date of this letter agreement, CHER will reimburse Orion for one-half of the costs of obtaining the $5 million loan made to Orion on February 27, 2004. CHER and Orion agree that CHER's share of such costs is $62,500.

Please indicate your agreement to the terms set forth in this letter by signing the acceptance set forth below on two (2) copies of this letter, and please return one fully executed copy to the undersigned.

                                  Very truly yours,

                                  CHERRY HILL AT EL RANCHO LP


                                  By:
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                                  Title:
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ORION CASINO CORPORATION
June 16,2004
Page 2


ACCEPTED AND AGREED:

ORION CASINO CORPORATION



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